Events After The Reporting Date	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Events after the reporting date
36.	Events after the reporting date
Changes in the Management Board
Mustafa Veziroglu has been appointed as
Co-CEO
with Bulent Altan for the Mynaric AG as of February 1, 2023.
Credit agreement 2023
On April 25, 2023, our subsidiary, Mynaric USA Inc. (“Mynaric USA”), entered into a new five-year
term loan credit agreement with two funds affiliated with a U.S.-based global investment management firm (the “Lenders”), and Alter Domus (US) LLC, as administrative agent. Pursuant to the credit agreement 2023, the lenders agreed to provide Mynaric USA with a secured term loan facility in an aggregate principal amount of
$
75
 m
illion. Mynaric USA drew the full amount of the facility (subject to a
1
%
original issue discount) on the day of the execution of the credit agreement 2023. The loans under the credit agreement 2023 bear interest at a rate equal to Term SOFR for a 3-month tenor (subject to a 2% floor), plus a margin of 10%, and for the first two years, interest in an amount equal to 3% can be paid in kind by increasing the principal amount of the loans.

In addition, the credit agreement 2023 requires Mynaric USA to pay an exit fee to the Lenders at the time the loans are repaid, prepaid or accelerated. The exit fee is calculated as 200% of “invested capital” less the cumulative amount of principal repayments and cash interest payments on the loans received prior to the exit date, with

“invested capital” defined to mean $74,250,000 plus the aggregate amount by which the principal amount of the loans is increased as a result of the payment of interest in kind. The exit fee percentage would be reduced to 185% if the exit fee is triggered prior to the fourth anniversary of the drawdown date and 180% if triggered prior to the third anniversary of the drawdown date. In addition, certain partial mandatory prepayments require the payment of a portion of the exit fee prior to the full repayment of the facility.
The loans under the credit agreement 2023 are guaranteed by the Company and each of its subsidiaries and are secured by a security interest in substantially all of the assets of the borrower and each of the guarantors.

A portion of the proceeds of the loans were used to repay in full the Company’s existing indebtedness under the credit agreement entered into in 2022 and for fees and expenses associated with entering into the credit agreement 2023, the remaining amount will be used for general corporate purposes.
The credit agreement 2023 contains customary events of default, as well as customary affirmative and negative covenants, including covenants that limit the ability of the borrower and the guarantors to incur indebtedness or liens, make investments, sell assets, pay dividends or engage in mergers or other corporate transactions. Each such covenant is subject to customary exceptions and qualifications. In addition, the credit agreement 2023 contains financial maintenance covenants, including a covenant requiring the Company not to exceed a specified consolidated leverage ratio (as calculated in accordance with the credit agreement) as of the end of any quarter commencing with the quarter ending March 31, 2025 and a covenant requiring the Company to maintain minimum average weekly liquidity of $10 million during each quarter, commencing with the quarter ending June 30, 2023.
Equity Investment
In connection with the credit agreement 2023, on
April
25
, 2023, the Company and
two affiliates of the Lenders (the “Subscribers”)
entered into a subscription agreement, pursuant to which
the Subscribers
subscribed for 401,309
and 163,915

new ordinary registered shares,
respectively.

The placement price for the new shares was €22.019 per ordinary share, resulting in an aggregate proceeds raised
of €12.4 million. On the same day, the management board of the Company resolved, with the approval of the supervisory board, to increase the Company’s share capital from €5,668,391.00 to €6,233,615.00 by issuing 565,224 new ordinary registered shares by partially utilizing the Authorized Capital 2022/I and with the exclusion of the shareholders’ subscription rights.

We applied to the commercial register for the registration of the capital increase on April 27, 2023. Upon effectiveness of the capital increase, the Subscribers will own approximately 6.4% and 2.6%, respectively, of Mynaric’s total share capital.
RSU Program 2022
In November 2022, a new RSU program agreement was set up for 262,147 subscription rights. The subscription right will be granted to selected employees of the Group of restricted stock units (RSUs). Under the RSU Program 2022, each beneficiary will be granted a specific Euro amount, which will be converted into a certain number of RSUs, which is dependent on the six-month
average closing price of the shares or share certificates.
RSUs will vest in instalments over a four-year vesting period as follows:

•	25% of the RSUs vest 12 months after the grant date;

•	The remaining unvested RSUs will vest in equal amounts each quarter thereafter.
At the discretion of the Company, vested RSUs are settled either (i) by way of new shares utilizing the Authorized Capital 2022/II (as described below under “Description of Share Capital and Articles of Association—Conditional Capital”) or (ii) by way of a cash settlement.
The granting of RSUs from the RSU Program 2022 was classified and measured as equity-settled share-based payment in accordance with IFRS 2.
The program was approved by the management board in February 2023 and by the supervisory board in March 2023.
Gilching,
April

30
, 2023
The Management Board

Bulent Altan Co-CEO	Mustafa Veziroglu Co-CEO	Joachim Horwath Founder & CTO	Stefan Berndt-von Bülow CFO